Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred Tax Assets
Net Operating Losses	$ 8,748	$ 8,107
Fixed Assets	0	57
Intangibles	205	306
Accrued Expenses	198	184
Equity-Based Compensation	728	436
Deferred revenue	295	0
Less: Valuation Allowance	(10,166)	(9,088)
Total deferred tax assets	8	2
Deferred Tax Liabilities
Deferred rent and other	8	2
Total deferred tax liabilities	8	2
Deferred Taxes, net	$ 0	$ 0